POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby

constitutes and appoints Jody Gale and Robert E.

Seidel, Jr., or either of them, the undersigned's true and

lawful attorney-in-fact to:

1. execute for and on behalf of the undersigned, in the

undersigned's capacity as an officer, director and or

10% shareholder of FARO Technologies, Inc.

(the "Company"), Forms 3, 4, and 5 in accordance

with Section 16(a) of the Securities Exchange Act

of 1934 and the rules thereunder;

2. do and perform any and all acts for and on behalf

of the undersigned which may be necessary or desirable

to complete and execute any such Form 3, 4, or 5 and

timely file such form with the Securities and Exchange

Commission and any stock exchange or similar authority; and

3. take any other action of any type whatsoever in

connection with the foregoing which, in the opinion of

such attorney-in-fact, may be of benefit to, in the best

interest of, or legally required by, the undersigned, it being understood that the documents executed by such

attorney-in-fact on behalf of the undersigned pursuant to this

Power of Attorney shall be in such form and shall contain

such terms and conditions as such attorney-in-fact may

approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact

full power and authority to do and perform any and every

act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein

granted, as fully to all intents and purposes as the

undersigned might or could do if personally present, with

full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such

attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney

and the rights and powers herein granted. The undersigned

acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not

assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities

Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4,

and 5 with respect to the undersigned's holdings of and

transactions in securities issued by the Company, unless

earlier revoked by the undersigned in a signed writing

delivered to the foregoing attorneys-in-fact. In affixing

his signature to this Power of Attorney, the undersigned

hereby revokes any and all previously executed Powers

of Attorney for the same or similar purposes.

IN WITNESS WHEREOF, the undersigned has caused

this Power of Attorney to be executed as of this

19th day of June, 2019.

/s/ Michael D. Burger

Michael D. Burger